                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                            EPOCH BIOSCIENCES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

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
                             EPOCH BIOSCIENCES, INC.

                         21720 23RD DRIVE, SE, SUITE 150
                            BOTHELL, WASHINGTON 98021




                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 24, 2001

TO THE STOCKHOLDERS OF EPOCH BIOSCIENCES, INC.

        The 2001 Annual Meeting of Stockholders of Epoch Biosciences, Inc. (the "Company"), will be held at the Company's offices in Bothell, Washington, on May 24, 2001, at 4:00 p.m., for the following purposes as more fully described in the accompanying Proxy Statement:

        (1) To elect the following seven nominees to serve as directors until the next annual meeting of stockholders or until their successors are elected and have qualified:

                      Frederick B. Craves, Ph.D.   William G. Gerber, M.D.
                      Richard L. Dunning           Herbert L. Heyneker, Ph.D.
                      Kenneth L. Melmon, M.D.      Riccardo Pigliucci
                      Sanford S. Zweifach

        (2) To approve an amendment to the Company's Incentive Stock Option, Nonqualified Stock Option and Restricted Stock Purchase Plan--1993 to increase the number of shares subject thereto by 1,250,000 to a total of 2,750,000;

        (3) To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2001; and

        (4) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        Only stockholders of record at the close of business on April 9, 2001 will be entitled to vote at the meeting or any adjournment or postponement thereof.

                                     By Order of the Board of Directors

                                     /s/ WILLIAM G. GERBER, M.D.

                                     William G. Gerber, M.D.
                                     Chief Executive Officer and Director
Bothell, Washington
April 9, 2001

YOUR VOTE IS IMPORTANT. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING YOU SHOULD COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY. Any stockholder present at the meeting may withdraw his or her proxy and vote personally on each matter brought before the meeting. Stockholders attending the meeting whose shares are held in the name of a broker or other nominee who desire to vote their shares at the meeting should bring with them a proxy or letter from that firm confirming their ownership of shares.

                             EPOCH BIOSCIENCES, INC.

                         21720 23RD DRIVE, SE, SUITE 150
                            BOTHELL, WASHINGTON 98021

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------


                                  INTRODUCTION

        This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Epoch Biosciences, Inc. a Delaware corporation (the "Company"), for use at its 2001 Annual Meeting of Stockholders ("Annual Meeting") to be held on May 24, 2001, at 4:00 p.m., at the Company's offices in Bothell, Washington. This Proxy Statement and the accompanying proxy are being mailed to stockholders on or about April 12, 2001. It is contemplated that this solicitation of proxies will be made primarily by mail; however, if it should appear desirable to do so in order to ensure adequate representation at the meeting, directors, officers and employees of the Company may communicate with stockholders, brokerage houses and others by telephone, telegraph or in person to request that proxies be furnished and may reimburse banks, brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the shares held by them. All expenses incurred in connection with this solicitation shall be borne by the Company.

        Holders of shares of common stock of the Company ("stockholders") who execute proxies retain the right to revoke them at any time before they are voted. Any proxy given by a stockholder may be revoked or superseded by executing a later dated proxy, by giving notice of revocation to the Secretary, Epoch Biosciences, Inc., 21720 23rd Drive, S.E., Suite 150, Bothell, Washington 98021, in writing prior to or at the meeting or by attending the meeting and voting in person. A proxy, when executed and not so revoked, will be voted in accordance with the instructions given in the proxy. If a choice is not specified in the proxy, the proxy will be voted "FOR" the nominees for election of directors named in this Proxy Statement, "FOR" the amendment to the Company's Incentive Stock Option, Nonqualified Stock Option and Restricted Stock Purchase Plan to increase the number of shares subject thereto, and "FOR" the ratification of KPMG LLP as the Company's independent auditors.

                                VOTING SECURITIES

        The shares of Common Stock, $.01 par value, constitute the only outstanding class of voting securities of the Company. Only the stockholders of the Company of record as of the close of business on April 9, 2001 (the "Record Date"), will be entitled to vote at the meeting or any adjournment or postponement thereof. As of the Record Date, there were 25,610,117 shares of Common Stock outstanding and entitled to vote. No shares of the Company's preferred stock, $.01 par value, were outstanding. A majority of shares entitled to vote represented in person or by proxy will constitute a quorum at the meeting. Each stockholder is entitled to one vote for each share of Common Stock held as of the Record Date. In Proposal 1, the election of directors, the seven candidates receiving the highest number of affirmative votes will be elected as directors. Proposals 2 and 3 each require for approval (i) the affirmative vote of a majority of the shares "represented and voting" and (ii) the affirmative vote of a majority of the required quorum. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present. Abstentions will be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority or other proportion of the shares present and entitled to vote. With respect to shares relating to any proxy as to which a broker non-vote is indicated on a proposal, those shares will not be considered present and entitled to vote with respect to any such proposal. Abstentions or broker non-votes or other failures to vote will have no effect in the election of directors, who will be elected by a plurality of the affirmative votes cast. With respect to any matter brought before the Annual Meeting requiring the affirmative vote of a majority or other proportion of the outstanding shares, an abstention or broker non-vote will have the same effect as a vote against the matter being voted upon.

        This proxy statement contains three proposals requiring stockholder action. Proposal 1 requests the election of directors to the Company's Board. Proposal 2 requests that the stockholders approve an amendment to the Company's Incentive Stock Option, Nonqualified Stock Option and Restricted Stock Purchase Plan--1993 to increase the number of shares reserved for issuance thereunder by 1,250,000 shares. Proposal 3 requests ratification of the Company's independent auditors. Each of the proposals is discussed in more detail in the pages that follow.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

        The Company's Bylaws, as amended, authorize a total of nine (9) directors. Currently, there are seven (7) members of the Board of Directors. The election of directors shall be by the affirmative vote of the holders of a plurality of the shares voting in person or by proxy at the annual meeting. Broker non-votes and proxies marked "withheld" as to one or more nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action. Unless otherwise instructed, the proxy holders named in the enclosed proxy will vote the proxies received by them for the seven (7) nominees named below. All of the nominees are presently directors of the Company. If any nominee becomes unavailable for any reason before the election, the enclosed proxy will be voted for the election of such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve.

        The names and certain information concerning the seven (7) nominees for election as directors are set forth below. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW. IT IS INTENDED THAT SHARES REPRESENTED BY THE PROXIES WILL BE VOTED "FOR" THE ELECTION TO THE BOARD OF DIRECTORS OF THE PERSONS NAMED BELOW UNLESS AUTHORITY TO VOTE FOR NOMINEES HAS BEEN WITHHELD IN THE PROXY. THE FOLLOWING INFORMATION REGARDING THE NOMINEES IS RELEVANT TO YOUR CONSIDERATION OF THE SLATE PROPOSED BY THE BOARD.

DIRECTORS

        All members of the Company's Board of Directors hold office until the next annual meeting of stockholders or until their successors are elected and have qualified. Officers serve at the discretion of the Board of Directors.

        The director nominees of the Company are as follows:


                     NAME                    AGE                      POSITION
       ---------------------------------     ---      -------------------------------------
       Frederick B. Craves, Ph.D.            55       Chairman of the Board of Directors
       William G. Gerber, M.D.               54       Chief Executive Officer and Director
       Richard L. Dunning                    55       Director
       Herbert L. Heyneker, Ph.D.            57       Director
       Kenneth L. Melmon, M.D.               66       Director
       Riccardo Pigliucci                    54       Director
       Sanford S. Zweifach                   45       President, Secretary and Director



        Dr. Craves joined Epoch as Chairman of the Board of Directors in July 1993 and became Chief Executive Officer in April 1994. In September 1999, Dr. Craves turned over the duties of Chief Executive Officer to Dr. Gerber, who joined Epoch in September 1999. Dr. Craves will continue as the Chairman of the Board of Directors. Since January 1997, Dr. Craves has been Chairman of Bay City Capital, a merchant bank specializing in life sciences. From January 1994 until January 1997, Dr. Craves was a principal of the consulting firm, Burrill & Craves. From January 1991 to May 1993, he was President and Chief Executive Officer of Berlex Biosciences, a division of Schering A.G., and Vice President of Berlex Laboratories, Inc., the U.S. subsidiary of Schering A.G. From 1981 to 1982, Dr. Craves was Chief Executive Officer and, from 1982 to June 1990, was Chairman, Chief

Executive Officer and President of Codon, a biotechnology company. Following Codon's acquisition by Schering A.G., Dr. Craves was President and Chief Executive Officer of Codon from June 1990 to December 1990. From 1981 to 1983, Dr. Craves was also a co-founder and director of Creative BioMolecules. From 1979 to 1981, he was a sales and marketing representative for Millipore Corporation. Dr. Craves received his Ph.D. in Pharmacology and Experimental Toxicology from the University of California, San Francisco. Dr. Craves is also Chairman of the Board of Directors of NeoRx Corporation and a director of Incyte Pharmaceuticals, Inc, EOS Biotechnology and Medarex, Inc.

        Dr. Gerber has served as Chief Executive Officer of Epoch Biosciences, Inc. since September 1999. From April 1998 until July 1999, Dr. Gerber served as President and Chief Executive Officer of diaDexus LLC, a joint venture established by Incyte Pharmaceuticals, Inc. and SmithKline Beecham to apply genomic information and technologies to the discovery of novel diagnostic products. Dr. Gerber served as Vice President and Chief Operating Officer of Onyx Pharmaceuticals, Inc., a biotechnology firm involved in the discovery of novel cancer therapeutics from June 1995 until April 1998 and as President of Chiron Diagnostics from December 1991 until June 1995. Previously, he was Senior Vice President and General Manager of the PCR Division with Cetus Corporation. Dr. Gerber also has medical practice and managerial experience in emergency medicine and founded an urgent care center management company. He served on and was President of the Board of Medical Quality Assurance, State of California. He received his M.D. and B.S. from the University of California, San Francisco Medical Center after attending Dartmouth College. Dr. Gerber is also on the Board of Directors of Sangamo BioSciences, Inc.

        Mr. Dunning has been a Director of Epoch since October 1996. From April 1996 through February 2001, Mr. Dunning served as the President, Chief Executive Officer and Director of Nexell Therapeutics, Inc. He was elected Chairman of the Board of Directors of Nexell in May 1999 and continues to serve in that capacity. From 1991 to 1996, Mr. Dunning served as Executive Vice President and Chief Financial Officer of the Dupont Merck Pharmaceutical Company. Mr. Dunning also serves as a director of Endorex Corp. and Centaur Pharmaceuticals, Inc.

        Dr. Heyneker has been a Director of Epoch since October 1999. He is the Chief Technology Officer and a founder of EOS Biotechnology, Inc., a company focused on identification of antibodies for cancer therapy, where he has been since its inception in 1997. From 1994 to 1996, Dr. Heyneker served as Chairman of the Board of ProtoGene Laboratories, Inc. which he co-founded. Dr. Heyneker was also a founder and Chief Executive Officer of GlycoGen, Inc., which later merged with Cytel Corporation. Dr. Heyneker became the first Vice President of Research of Genencor International, Inc., a joint venture between Genentech and Corning Glass Works, after joining Genentech as a senior scientist in 1978. He is Chairman of the Scientific Advisory Board of Pharming, B.V., and of Guava Technologies. He is an advisor for Abingworth Management, a venture capital firm out of London, England. He is an advisor for Genencor. Dr. Heyneker received his undergraduate degree and Ph.D. from the University of Leiden, The Netherlands.

        Dr. Melmon has been a Director of Epoch since November 1991. Since June, 2000, Dr. Melmon has been the Chief Medical Officer of Stanford Skolar, M.D., an Internet-based knowledge service for medical professionals. He was a Professor of Medicine at Stanford University School of Medicine from 1978 to 2000. He was previously on the faculty at the University of California, San Francisco, specializing in clinical pharmacology. He is a member of the Institute of Medicine-National Academy of Sciences, and a past president of the American Federation for Clinical Research and the American Association of Clinical Investigation. He holds an M.D. from the University of California Medical Center. He is also on the Board of Directors of Vysis, Inc.

        Mr. Pigliucci became a Director of Epoch in February 2000. Mr. Pigliucci is Chairman and Chief Executive Officer of Discovery Partners International, Inc. a San Diego, California-based corporation providing platforms, services, and information to augment the internal drug discovery efforts of pharmaceutical and biopharmaceutical companies. Before joining Discovery Partners, Mr. Pigliucci was Chief Executive Officer of Life Sciences International PLC from 1996 to 1997, a global supplier of scientific equipment and consumables to research, clinical and industrial markets based in London, England. Prior to that, during a 23-year career at the Perkin-Elmer Corporation, he held numerous management positions including President and Chief Operating Officer. Mr. Pigliucci received his degree in Chemistry in Milan, Italy and is a graduate of the Management Program of Northeastern University, Boston, Massachusetts. Mr. Pigliucci is a director of Biosphere Medical, Inc. and Dionex Corporation and a trustee of The Worcester Foundation for Biomedical Research.

        Mr. Zweifach joined Epoch in January 1995 as President and also served as Chief Financial Officer from January 1995 to February 2001. From July 1994 to September 1994, and since September 1996, Mr. Zweifach also served as a director of Epoch. Mr. Zweifach has served as the Chief Financial Officer since 1997, and as a Managing Director since January of 1999, of Bay City Capital. Mr. Zweifach previously served as a Managing Director of The Olmsted Group, L.L.C., a merchant-banking firm, from 1995 to 1997. Mr. Zweifach was a Managing Director of D. Blech & Co. from 1991 to September 1994, and prior to 1991, he was a Vice President of J.S. Frelinghuysen & Co., Inc., a risk capital and merchant banking firm. He is a Certified Public Accountant and holds an M.S. in Human Physiology from the University of California, Davis.

BOARD MEETINGS AND ATTENDANCE

        The Board of Directors of the Company held eight meetings during the fiscal year ended December 31, 2000. Each incumbent Director attended at least seventy-five percent (75%) of the aggregate number of meetings of the Board and the number of meetings held by all committees of the Board on which he or she served except Mr. Dunning, who attended five of the eight meetings of the Board and all meetings of committees of the Board on which he served. There are no family relationships among any of the directors or executive officers of the Company.

COMMITTEES OF THE BOARD OF DIRECTORS

        AUDIT COMMITTEE. The Board of Directors has an Audit Committee and a Compensation Committee. The Audit Committee is comprised of three directors selected by the Board of Directors of the Company. The current members of the Audit Committee are Richard L. Dunning, Herbert L. Heyneker, Ph.D., and Riccardo Pigliucci. The Audit Committee is authorized to handle all matters which it deems appropriate regarding the Company's independent auditors and to otherwise communicate and act upon matters relating to the review and audit of the Company's books and records, including the scope of the annual audit and the accounting methods and systems to be utilized by the Company. In addition, the Audit Committee also makes recommendations to the Board of Directors with respect to the selection of the Company's independent auditors. The Audit Committee held one meeting during the fiscal year ended December 31, 2000.


                             AUDIT COMMITTEE REPORT

        The Audit Committee of the Board reviews the financial reporting process, the system of internal controls, the audit process and the process for monitoring compliance with laws and regulations. Each of the Audit Committee members satisfies the definition of independent director under the applicable rules of The NASDAQ National Market. The Board adopted a written charter for the Audit Committee on May 2, 2000, which is attached to this proxy statement as Appendix I. The Company operates with a January 1 to December 31 fiscal year. The Audit Committee met one time during the 2000 fiscal year.

        The Audit Committee has reviewed the Company's audited financial statements and discussed such statements with management. The Audit Committee has discussed with KPMG LLP, the Company's independent auditors during the 2000 fiscal year and in early 2001, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees, as amended).

        The Audit Committee received from KPMG LLP the written disclosures required by Independence Standards Board Standard No. 1 and discussed with them their independence. Based on the review and discussions noted above, the Audit Committee recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, and be filed with the U.S. Securities and Exchange Commission.

        This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Submitted by:

Audit Committee

        Richard L. Dunning
        Herbert L. Heyneker, M.D.
        Riccardo Pigliucci


        COMPENSATION COMMITTEE. During the year ended December 31, 2000, the Company's Board of Directors established the levels of compensation for the Company's executive officers, provided, however, Dr. Gerber, Dr. Craves and Mr. Zweifach, have consulting or employment agreements with the Company and their compensation is determined in accordance with the terms and conditions of such agreements.

        COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. No executive officer of Epoch served on the board of directors or compensation committee of any entity which has one or more executive officers serving as members of Epoch's Board of Directors or Compensation Committee.

        The Company does not have a nominating committee. Instead, the Board of Directors, as a whole, identifies and screens candidates for membership on the Company's Board of Directors.

OTHER EXECUTIVE OFFICERS

        The other current executive officers of the Company who joined the Company in 2001, are as follows:

        Bert W. Hogue, 43, joined Epoch in February of 2001 as Vice President, Finance and Chief Financial Officer. Prior to joining Epoch, from May 1999 to October 2000, Mr. Hogue served as Chief Financial Officer and Secretary for Apex Learning Inc., a privately held online learning company based in Bellevue, Washington. From January 1998 to May 1999, he served as Vice President -- Finance and Administration for Verio West, an Internet service and web hosting provider and wholly owned subsidiary of Verio, Inc. From December 1994 to January 1998, Mr. Hogue served as Chief Financial Officer and Secretary of NorthWestNet, Inc., an Internet service provider purchased by Verio. From 1980 to 1994 Mr. Hogue worked for KPMG LLP, an international public accounting firm, in its Seattle and New York offices. Mr. Hogue received his B.A. in Business Administration from the University of Puget Sound.

        Merl Hoekstra, 41, joined Epoch as Vice President, Corporate Development in March of 2001. Prior to joining Epoch, Dr. Hoekstra served as Chief Science Officer and General Manager of Qbiogene, Inc., a global biotechnology company based in San Diego, California. From 1998 to the spring of 2000, Dr. Hoekstra was Vice President of Target Discovery at Signal Pharmaceuticals, Inc. From 1992 to 1998, Dr. Hoekstra was Senior Director at Icos Corporation, where he developed the operating plan for a spin-off company, Ceptyr, Inc. Prior to entering the biotechnology industry in 1992, Dr. Hoekstra served as Assistant Professor, Molecular Biology and Virology Labs at the Salk Institute. He is currently an Adjunct Professor of Pharmacology at University of California, San Diego. Dr. Hoekstra has published more than 65 manuscripts in journals such as Cell, Nature Genetics, Science and Current Biology and has made more than 75 scientific presentations worldwide on topics ranging from genetics and molecular biology to drug discovery and inhibitor development. Dr. Hoekstra has previously been a co-founder and Scientific Advisory Board member for Ceptyr, Cascade Oncogenics, Inc. and MycoGenetics, Inc. Dr. Hoekstra holds ten issued patents and six pending patent applications. He received a Ph.D. from Loyola University's Stritch School of Medicine and a B.S. from the University of British Columbia.

COMPENSATION OF EXECUTIVE OFFICERS

        The following table sets forth compensation earned during the three fiscal years ended December 31, 1998, 1999 and 2000 by the Company's Chief Executive Officer and the other most highly compensated executive officers whose total salary and bonus during 2000 exceeded $100,000 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE


                                                                                                   LONG TERM
                                                                                                  COMPENSATION
                                                              ANNUAL COMPENSATION                     AWARDS
                                                    -------------------------------------------   ------------
                                                                                                   SECURITIES
                                                                                   OTHER ANNUAL    UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION               YEAR        SALARY          BONUS        COMPENSATION      OPTIONS      COMPENSATION(1)
---------------------------               ----      ----------      ----------     ------------   -------------   ---------------
Fred Craves(2)                            2000      $   58,750      $       --      $       --      $       --      $       --
   Chairman of the Board                  1999         100,000              --              --              --              --
   of Directors                           1998         100,000              --              --              --              --

William G. Gerber(3)                      2000         256,260          75,142              --         100,000              --
   Chief Executive Officer                1999          78,688              --              --         100,000              --
                                          1998              --              --              --              --              --

Sanford S. Zweifach                       2000         135,000              --              --              --              --
   President, Secretary and               1999         135,000              --              --              --              --
   Chief Financial Officer(4)             1998         135,000              --              --              --              --

--------------

(1) Does not reflect certain personal benefits, which in the aggregate are less than 10% of each Named Executive Officer's salary and bonus.

(2) Dr. Craves also served as the Company's Chief Executive Officer through September 1999, at which time the duties were turned over to Dr. Gerber.

(3)     Dr. Gerber was hired in September, 1999.

(4) Mr. Zweifach served as Chief Financial Officer through February 2001, at which time the duties were turned over to Bert W. Hogue. Mr. Zweifach continues to serve as President and Secretary.


OPTION MATTERS

        The following table sets forth the options granted to those persons listed in the summary compensation table above. Options granted have a term of ten (10) years, and are subject to earlier termination in some situations related to termination of employment.

                        OPTION GRANTS IN LAST FISCAL YEAR

                               (INDIVIDUAL GRANTS)


                           NUMBER OF     % OF TOTAL
                          SECURITIES       OPTIONS
                          UNDERLYING      GRANTED TO      EXERCISE
                           OPTIONS       EMPLOYEES IN       PRICE     EXPIRATION
        NAME               GRANTED      FISCAL YEAR(1)    ($/SHARE)      DATE
----------------------    ----------    ---------------   ---------   -----------
William G. Gerber(2)       100,000         32.2%           $  7.25      4/27/10

-----------------

(1) Options to purchase an aggregate of 310,500 shares of Common Stock were granted to employees, including the Named Executive Officers during the fiscal year ended December 31, 2000.

(2) Dr. Gerber was granted options to purchase 100,000 shares of common stock in April 2000. The shares vest monthly over 24 months and have an exercise price of $7.25.

        The following table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 2000. Also reported are the values for "in the money" options which represent the positive spread between the exercise prices of any such existing stock options and the fiscal year end price of our common stock at $6.56 per share.


                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                             NUMBER OF SECURITIES
                                                                  UNDERLYING         VALUE OF UNEXERCISED
                                                                 UNEXERCISED             IN-THE-MONEY
                                                             OPTIONS/WARRANTS/SARS   OPTIONS/WARRANTS/SARS
                                                              AT FISCAL YEAR END      AT FISCAL YEAR END
                                                             ---------------------   ---------------------
                               SHARES
                             ACQUIRED ON         VALUE            EXERCISABLE/           EXERCISABLE/
     NAME                      EXERCISE         REALIZED         UNEXERCISABLE          UNEXERCISABLE
-----------------------      -----------     --------------     ---------------         -------------
Fred Craves                          --      $           --         616,666/0            $3,738,538/0

William G. Gerber                    --      $           --      133,333/66,667          $  462,550/0

Sanford S. Zweifach              15,000      $       82,020          86,250/0            $  522,891/0

EMPLOYMENT AND SEVERANCE AGREEMENTS

        In 1993, Epoch entered into a consulting agreement with Dr. Craves under which Dr. Craves received $100,000 per year for his services as Chairman of the Board of Directors and Chief Executive Officer. In 1995, Epoch entered into a consulting agreement with Mr. Zweifach under which Mr. Zweifach received $135,000 per year for his services as President and Chief Financial Officer. Dr. Craves subsequently formed Bay City Capital, where Mr. Zweifach is employed as a Managing Director and the Chief Financial Officer, and these agreements were combined into a single arrangement under which Bay City Capital would provide the services of Dr. Craves and Mr. Zweifach in their respective roles in exchange for the combined stipend of $235,000 per year. In April of 2000, the fee was reduced to $180,000 per year in recognition of Dr. Craves turning over the duties of Chief Executive Officer to Dr. Gerber. Beginning April 1, 2001, this fee was again reduced, to $120,000 per year, in recognition of Mr. Zweifach turning over the duties of Chief Financial Officer to Mr. Hogue. The arrangement is reviewed annually by the outside directors of the Company.

        In September 1999, Epoch entered into an employment agreement with Dr. Gerber. In April 2000, the agreement was amended and restated to provide for a two year period at a rate of $275,000 per year and is currently in effect through April 2002. Under the terms of the employment agreement, Dr. Gerber is also eligible for an incentive bonus equal to 40% of his base compensation based on the achievement of performance goals as established by the Board of Directors.

        In February 2001, Epoch entered into an employment offer letter agreement with Bert W. Hogue, the Company's Vice President of Finance and Chief Financial Officer, for employment at a rate of $160,000 per year, at-will, with no defined term. Under the terms of the agreement, Mr. Hogue is also eligible for an incentive bonus equal to 25% of his base compensation based on the achievement of performance goals as established by the Board of Directors, and he received options to purchase 100,000 shares of the Company's common stock in accordance with the Company's employee stock option plan. Upon a change in control of the Company, if Mr. Hogue is not retained by the Company in his current position, he will receive severance pay equal to one year of salary, and any of his unvested stock options will immediately become exercisable. The Company intends to enter into a formal employment agreement with Mr. Hogue upon substantially the same terms as the employment offer letter agreement described above.

        In December 2000, Epoch entered into an employment offer letter agreement with Merl Hoekstra, the Company's Vice President, Corporate Development, for employment beginning in March 2001, at a rate of $198,000 per year, at-will, with no defined term. Under the terms of the agreement, Dr. Hoekstra is also eligible for an incentive bonus equal to 25% of his base compensation based on the achievement of performance goals as established by the Board of Directors, and he received options to purchase 100,000 shares of the Company's common stock in accordance with the Company's employee stock option plan. Upon a change in control of the Company, if Dr. Hoekstra is not retained by the Company in his current position, he will receive severance pay equal to one year of salary, and any of his unvested stock options will immediately become exercisable. The Company intends to enter into a formal employment agreement with Dr. Hoekstra upon substantially the same terms as the employment offer letter agreement described above.


DIRECTORS' FEES

        We pay all non-employee directors a fee of $1,000 for each board of directors meeting attended. Non-employee directors who join the board of directors receive a 10-year option to purchase 5,000 shares of common stock under Epoch's Incentive Stock Option, Nonqualified Stock Option and Restricted Stock Purchase Plan--1993, at the then current fair market value which vests one year from the date of issuance. Upon each anniversary of joining the board of directors, which is deemed to be November of each year for all existing Directors, non-employee directors receive an additional 10-year option to purchase 5,000 shares of common stock at the then current fair market value which vests one year from the date of issuance.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission and The Nasdaq Stock Market. Such directors, executive officers and 10% stockholders are also required to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely upon its review of the copies of Forms 3 and 4 and amendments thereto furnished to the Company, or written representations that no annual Form 5 reports were required, the Company believes that all filing requirements under Section 16(a) of the Exchange Act applicable to its directors, officers and any persons holding ten percent or more of the Company's Common Stock were made with respect to the Company's fiscal year ended December 31, 2000. However, with respect to the time period between 1993 and 1999:
Frederick Craves
missed timely filing a Form 4 covering the exercise of a warrant to purchase shares of common stock and on two occasions missed timely filing a Form 5, one covering an option grant to purchase shares of common stock and one covering two option grants to purchase shares of common stock; Richard Dunning missed timely filing a Form 5 on three occasions, each covering option grants to purchase shares of common stock; Kenneth L. Melmon missed timely filing a Form 5 on three occasions, each covering option grants to purchase shares of common stock; and William G. Gerber missed timely filing a Form 3 upon his entry into the Section 16 reporting system. Reports with respect to each transaction or filing described above have subsequently been filed.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

        The following table sets forth information as of March 31, 2001 about the beneficial ownership of Epoch's common stock by each stockholder known by us to be the beneficial owner of more than five percent (5%) of Epoch's common stock, as well as each director, each of the named executive officers in the summary compensation table and the executive officers hired in 2001, and all directors and executive officers as a group. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock.

                                     NUMBER OF SHARES BENEFICIALLY
                                       OWNED, SUBJECT TO WARRANTS                                 PERCENTAGE OF
                                     OR OPTIONS EXERCISABLE WITHIN           NUMBER OF SHARES      OUTSTANDING
         NAME AND ADDRESS              60 DAYS OF MARCH 31, 2001            BENEFICIALLY OWNED        SHARES
---------------------------------    -------------------------------       --------------------  ---------------
Grace Brothers Ltd.                                 --                          4,775,993              18.6%
    1560 Sherman Avenue
    Evanston, Illinois 60201

Fred Craves, Ph.D.(1)                          450,000                          3,868,241              14.8%

Bay City Capital, LLC(2)                            --                          2,880,000              11.2%
    750 Battery Street, Suite 600
    San Francisco, CA 94111

Franklin Resources, Inc.                            --                          1,567,900               6.1%
    777 Mariners Island Blvd
    P.O. Box 7777
    San Mateo, CA 94403-7777

Richard L. Dunning(3)                           20,233                            477,376               1.9%

Nexell Therapeutics, Inc.                           --                            457,143               1.8%
    9 Parker
    Irvine CA 92618

Sanford S. Zweifach                                 --                            126,250                 *

William G. Gerber, M.D.                        154,166                            154,166                 *

Kenneth L. Melmon, M.D.                         36,534                             92,533                 *

Herbert L. Heyneker, Ph.D.                       5,479                              5,479                 *

Riccardo Pigliucci                               3,781                              3,781                 *

Bert W. Hogue                                       --                                 --                 *

Merl Hoekstra                                       --                                 --                 *

All executive officers and directors           670,193                          1,390,683               5.3%
    as a group (9 persons)(4)


    * Less than one percent

---------------

(1) Includes 83,334 shares which are held by Burrill & Craves, of which Fred Craves is a general partner. Also includes 2,880,000 shares which are held by Bay City Capital, LLC. See footnote (2). Fred Craves disclaims beneficial ownership of the Bay City Capital shares except to the extent of his pecuniary interest in Bay City Capital, LLC.

(2) Represents 2,880,000 shares held by Bay City Capital Fund I, L.P. Bay City Capital, LLC, the general partner of Bay City Capital Fund I, L.P., is a merchant banking partnership formed by The Craves Group and The Pritzker Family business interest. Fred Craves, Ph.D., the chairman of Epoch, is the majority owner and controlling person of The Craves Group. By virtue of their status as members of Bay City Capital, LLC, each of The Craves Group and The Pritzker Family may be deemed the beneficial owner of all of the shares held of record by Bay City Fund I, L.P. (the "Bay City Shares"). By virtue of his status as the majority owner and controlling person of The Craves Group, Fred Craves may also be deemed a beneficial owner of the Bay City Shares. Each of The Craves Group, The Pritzker Family and Fred Craves disclaims beneficial ownership of any Bay City Shares except to the extent, if any, of their actual pecuniary interest in those shares.

(3) Includes 457,143 shares of common stock which are held by Nexell Therapeutics, Inc., of which Richard L. Dunning is the Chairman. Richard L. Dunning disclaims beneficial ownership of these shares of common stock except to the extent of his pecuniary interest in Nexell Therapeutics, Inc.

(4) Includes directors' and executive officers' shares listed above. Excludes 2,880,000 warrants and the shares underlying these warrants held by Bay City Capital LLC. Excludes 457,143 shares of common stock held by Nexell Therapeutics, Inc.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In November 1999, Epoch concluded $7 million of private equity financing. Bay City Capital LLC, ("Bay City Capital"), San Francisco, California, participated in the financing by paying $1 million in cash and converting their $3 million note to equity.

        In November 2000, we issued a fully vested five year warrant to purchase 40,000 shares of common stock at $10.19 per share issued to Bay City Capital BD LLC ("Bay City") in lieu of cash fees for investment banking and consulting services. Under the agreement, Bay City will provide advisory services on business opportunities, including mergers and acquisitions, which are complimentary to our existing business, and will serve as the investment banker on transactions. The warrant was valued using the Black Scholes option pricing model.

        Under this agreement, Bay City advised us on the acquisition of Synthetic Genetics and received a cash payment of $250,000 for their investment banking services.

        Bay City Capital, a merchant banking partnership that was formed by The Craves Group and The Pritzker Family business interests, has an 11.2% equity interest in Epoch at March 31, 2001. The founding partner of The Craves Group, Fred Craves, Ph.D., is the Chairman of Epoch's Board of Directors. Sanford S. Zweifach, Epoch's President and a Director, is a Managing Director and Chief Financial Officer of Bay City Capital.

                                  PROPOSAL TWO

                AMENDMENT TO THE 1993 PLAN TO INCREASE THE TOTAL
                      NUMBER OF SHARES ISSUABLE THEREUNDER

INTRODUCTION

        The Board of Directors adopted and the stockholders of the Company originally approved the Incentive Stock Option, Nonqualified Stock Option and Restricted Stock Purchase Plan--1993 (the "1993 Plan") in 1993. The 1993 Plan was amended to increase the number of shares of Common Stock issuable thereunder by 1,000,000 shares, by the Board of Directors on December 20, 1999 and approved by the stockholders on August 17, 2000. The Board of Directors further amended the 1993 Plan on April 2, 2001 to increase the authorized number of shares of Common Stock issuable thereunder by 1,250,000 shares and to reserve the additional shares for issuance under the 1993 Plan, bringing the total number of shares of Common Stock subject to the 1993 Plan to 2,750,000.

        The Company also has an Incentive Stock Option, Nonqualified Stock Option and Restricted Stock Purchase Plan--1991 (the "1991 Plan") which was implemented in 1991. Under the 1991 Plan, 1,436,470 shares of the Company's Common Stock were authorized to be issued as incentives.

        Approval of the amendments to the 1993 Plan will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present or represented at the annual meeting of stockholders and entitled to vote thereat. Proxies solicited by management for which no specific direction is included will be voted "FOR" the amendment of the 1993 Plan to add 1,250,000 shares of Common Stock to the pool of shares reserved for issuance thereunder.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE 1993 PLAN.

        The principal features of the 1993 Plan are summarized below, but the summary is qualified in its entirety by reference to the 1993 Plan itself. Copies of the 1993 Plan can be obtained by writing to the Secretary, Epoch Biosciences, Inc., 21720 23rd Drive, S.E., Suite 150, Bothell, Washington 98021.

1993 PLAN TERMS

        The 1993 Plan provides for the grant by the Company of options and/or rights to purchase up to an aggregate of 1,500,000 shares of Common Stock of the Company to its officers, directors, key employees, consultants and other business persons having important business relationships with the Company, or any parent or subsidiary corporation of the Company. As of March 31, 2001, approximately nine (9) executive officers and directors of the Company and approximately fifty-four (54) other employees were eligible to participate. The purpose of the 1993 Plan is to enable the Company to attract and retain persons of ability as employees, officers, directors and consultants and to motivate such persons by providing them with an equity participation in the Company. The Company does not expect to grant directors options in excess of those granted under the Company's Directors' Plan, but reserves the right to grant such options if necessary to attract or retain qualified directors. The 1993 Plan expires July 27, 2003 unless terminated earlier by the Board of Directors.

        The 1993 Plan provides that it is to be administered by the Board of Directors or a committee appointed by the Board. Presently, the Company's Board of Directors administers the 1993 Plan (the "Administrator"). The Administrator has broad discretion to determine the persons entitled to receive options and/or rights to purchase under the 1993 Plan, the terms and conditions on which options and/or rights to purchase are granted and the number of shares subject thereto. The Administrator also has discretion to determine the nature of the consideration to be paid upon the exercise of an option and/or right to purchase granted under the 1993 Plan. Such consideration may generally consist of cash or shares of Common Stock of the Company or, in the case of rights to purchase, a promissory note.

        Options granted under the 1993 Plan may be either "incentive stock options," within the meaning of Section 422 of the Internal Revenue Code, or "nonqualified stock options," as determined by the Administrator.

Options may be granted under the 1993 Plan for terms of up to ten (10) years. The exercise price of incentive stock options must be at least equal to the fair market value of the Common Stock of the Company as of the date of grant. The exercise price of nonqualified stock options must be at least equal to 85% of the fair market value of the Common Stock of the Company as of the date of grant. No optionee may be granted incentive stock options under the 1993 Plan to the extent that the aggregate fair market value (determined as of the date of grant) of the shares of Common Stock with respect to which incentive options are exercisable for the first time by the optionee during any calendar year would exceed $100,000. Options granted under the 1993 Plan to officers, employees, directors, or consultants of the Company may be exercised only while the optionee is employed or retained by the Company or within three months after termination for any reason, with the exact date of expiration to be determined by the Administrator.

        Upon the occurrence of a consolidation or merger in which the Company is not the surviving corporation, the sale of substantially all of the Company's assets and certain other similar events (a "Change-of-Control Event"), the 1993 Plan provides that the 1993 Plan itself and all outstanding options shall terminate unless provision is made in writing for the continuance of the 1993 Plan and for the assumption of outstanding options and rights to purchase previously granted. If provision for the assumption of outstanding options and rights to purchase is not made in connection with a Change-of-Control Event, then notice shall be provided to all participants and all outstanding options and rights to purchase shall be accelerated. In the event that the outstanding shares of Common Stock while the 1993 Plan is in effect are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation or reorganization in which the Company is the surviving corporation, or of a recapitalization, stock split, combination of shares, reclassification, reincorporation, stock dividend (in excess of 2%) or of another change in the corporate structure of the Company, appropriate adjustments will be made by the Board of Directors to the aggregate number and kind of shares subject to the 1993 Plan and the number and kind of shares and the price per share subject to outstanding incentive options, nonqualified options and rights to purchase in order to preserve, but not to increase, the benefits to persons then holding incentive options, nonqualified options or rights to purchase.

        Payment for shares upon exercise of an option or upon issuance of restricted stock must be made in full at the time of exercise, or issuance with respect to restricted stock. The form of consideration payable upon exercise of an option or purchase of restricted stock shall, at the discretion of the Administrator, be (i) by tender of United States dollars in cash, check or bank draft; (ii) subject to any legal restriction against the Company's acquisition or purchase of the Company's shares of Common Stock, shares of Common Stock, which shall be deemed to have a value equal to the aggregate fair market value of such shares determined on the date of exercise or purchase, (iii) by the issuance of a promissory note acceptable to the Administrator; or (iv) pursuant to other methods described in the 1993 Plan.

        As of March 31, 2001, options to purchase an aggregate of 2,123,194 shares of Common Stock (net of canceled options) have been granted and are outstanding under the 1991 and 1993 Plans to the following persons or groups:
(i) consultants, 50,000 shares; (ii) all current executive officers (as a group), 400,000 shares; and (iii) all other employees and directors who are not executive officers (as a group), 1,673,194 shares.

FEDERAL TAX CONSEQUENCES

        The following is a brief summary of the tax effects under the Code that may accrue to participants in the 1993 Plan.

        INCENTIVE STOCK OPTIONS. No taxable income will be recognized by an optionee under the 1993 Plan upon either the grant or the exercise of an incentive stock option provided the optionee holds the stock for at least two years after the grant of the options and one year after the exercise of the option. If an incentive stock option is exercised more than three months after termination of employment, or one year in the case of death or disability, it will be treated as the exercise of a nonqualified stock option as described below. The Company receives no tax deduction from the exercise of incentive stock options granted unless the optionee fails to meet the holding period requirements set forth above. If the holding period requirements set forth above are met, any gain or loss as a result of a sale or other disposition of shares acquired upon the exercise of an incentive stock option will be treated as a capital gain or loss, respectively.

        NONQUALIFIED STOCK OPTIONS. No taxable income is recognized by an optionee upon the grant of a nonqualified stock option. Upon exercise, however, the optionee will recognize ordinary income in the amount by which the fair market value of the shares purchased, on the date of exercise, exceeds the exercise price paid for such shares. The income recognized by the optionee will be subject to income tax withholding by the Company out of the optionee's current compensation. If such compensation is insufficient to pay the taxes due, the optionee will be required to make a direct payment to the Company for the balance of the tax withholding obligation. The Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee, provided certain reporting requirements are satisfied.

        RESTRICTED STOCK. The receipt of restricted stock will not result in a taxable event until the applicable period(s) of restriction lapse, unless the participant makes an election under Section 83(b) of the Code to be taxed as of the date of grant. If a Section 83(b) election is made, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of such shares on the date of grant over the amount paid for such shares. If no amount is paid for such shares, the participant will recognize ordinary income in an amount equal to the fair market value of such shares on the date of the grant. Even if the amount paid and the fair market value of the shares are the same (in which case there would be no ordinary income), a Section 83(b) election must be made to avoid deferral of the date ordinary income is recognized. If no Section 83(b) election is made, a taxable event will occur on each date the participant's ownership rights vest (i.e., when the period(s) of restriction lapse) as to the number of shares that vest on that date, and the holding period for long-term capital gain purposes will not commence until the date the shares vest. The participant will recognize ordinary income on each date shares vest in an amount equal to the excess of the fair market value of such shares on that date over the amount paid for such shares.


                                 PROPOSAL THREE


               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Board of Directors has selected KPMG LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 2001, and recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

        The affirmative vote of a majority of the outstanding shares of common stock present or represented at the annual meeting of stockholders and entitled to vote thereat will be required to approve this proposal.

        KPMG LLP has audited the Company's financial statements annually since its fiscal year ended December 31, 1992. Its representatives are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

AUDIT FEES

        The total fees billed for professional services rendered for the audit of the Company's annual financial statements included in the Company's 10-KSB and the reviews of the financial statements included in the Company's 10-QSBs were $52,035 for the year ended December 31, 2000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

        KPMG LLP did not perform any services or bill any fees for direct or indirect operation and/or supervision of the operation of the Company's information systems, management of the Company's local area network, and/or designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements taken as a whole for the year ended December 31, 2000.

ALL OTHER FEES

        The total fees billed for all other services rendered were $27,161 for the year ended December 31, 2000.

        The audit committee has considered whether the provision of these other services is compatible with maintaining KPMG LLP's independence.

        THE BOARD RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                              STOCKHOLDER PROPOSALS

        Any stockholder desiring to submit a proposal for action at the Company's 2002 Annual Meeting of Stockholders and presentation in the Company's Proxy Statement with respect to such meeting should arrange for such proposal to be delivered to the Company at its principal place of business no later than December 13, 2001, which is 120 calendar days prior to the anniversary of this year's mailing date in order to be considered for possible inclusion in the proxy statement for that meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.

        SEC rules also establish a different deadline for submission of stockholder proposals that are not intended to be included in the Company's proxy statement with respect to discretionary voting (the "Discretionary Vote Deadline"). The Discretionary Vote Deadline for the year 2001 annual meeting is February 26, 2002 (45 calendar days prior to the anniversary of the mailing date of this proxy statement). If a stockholder gives notice of such a proposal after the Discretionary Vote Deadline, the Company's proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the Company's year 2002 annual meeting.

        The Company was not notified of any stockholder proposals to be addressed at the 2001 Annual Meeting of Stockholders. Because the Company was not provided notice of any stockholder proposal to be included in the proxy statement within a reasonable time before mailing, the Company will be allowed to use its voting authority if any stockholder proposals are raised at the meeting.

                                  OTHER MATTERS

        Management is not aware of any other matters to come before the meeting. If any other matter not mentioned in this Proxy Statement is brought before the meeting, the proxy holders named in the enclosed Proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

                                    By Order of the Board of Directors

                                    /s/ WILLIAM G. GERBER, M.D.

April 9, 2001                       William G. Gerber, M.D.
                                    Chief Executive Officer and Director

        Copies of the Company's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission for the year ended December 31, 2000 are being mailed concurrently with this Proxy Statement to all stockholders of record as of April 9, 2001. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

                                   APPENDIX I

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                       OF
                             EPOCH BIOSCIENCES, INC.


I.  AUDIT COMMITTEE PURPOSE

    The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

    - Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.

    -      Monitor the Company's compliance with regulatory requirements.

    - Monitor the independence and performance of the Company's independent auditors and internal auditing department.

    - Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

    The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

    While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

II. AUDIT COMMITTEE COMPOSITION AND MEETINGS

    Audit Committee members shall meet the independence and experience requirements of the requirements of the NASDAQ National Market (attached hereto as Exhibit A). The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, at least one member of the Committee shall have accounting or related financial management expertise and at least one member shall have an understanding and prior experience with the regulatory requirements of the Company's industry.

    Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

    The Committee shall meet at least three times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

    REVIEW PROCEDURES

    1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

    2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

    3. In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

    4. Review with financial management and the independent auditors the company's quarterly financial results prior to the release of earnings and/or the company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.


    INDEPENDENT AUDITORS

    5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

    6. Approve the fees and other significant compensation to be paid to the independent auditors.

    7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

    8. Consider, in consultation with the independent auditor, the audit scope and plan of the independent auditor, including staffing, locations, reliance upon management, and internal audit and general audit approach.

    9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

    10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

    11. Arrange for the independent auditor to be available to the full Board of Directors at least annually to help provide a basis for the board to recommend the appointment of the auditor.

    12. Inquire as to the auditor's independent qualitative judgments about the appropriateness of the accounting principles and the clarity of the financial disclosure practices used or proposed to be adopted by the Company.

    13. Inquire as to the auditor's views about whether management's choices of accounting principles are conservative, moderate, or aggressive from the perspective of income, asset, and liability recognition, and whether those principles are common practices or are minority practices.

    14. Determine, as regards to new transactions or events, the auditor's reasoning for the appropriateness of the accounting principles and disclosure practices adopted by management.

    15. Assure that the auditor's reasoning is described in determining the appropriateness of changes in accounting principles and disclosure practices.

    16. Inquire as to the auditor's views about how the Company's choices of accounting principles and disclosure practices may affect members and public views and attitudes about the Company.


    INTERNAL AUDIT DEPARTMENT AND LEGAL COMPLIANCE

    17. Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

    18. Review the appointment, performance, and replacement of the senior internal audit executive.

    19. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

    20. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

    21. Review all reports concerning any significant fraud or regulatory noncompliance that occurs at the Company. This review should include consideration of the internal controls that should be strengthened to reduce the risk of similar events in the future.

    OTHER AUDIT COMMITTEE RESPONSIBILITIES

    22. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement and shall state whether the Audit Committee have:

    - Reviewed and discussed the audited financial statements with management;

    - Discussed with the independent auditors the matters required to be discussed by SAS 61; and

    - Received certain disclosures from the auditors regarding their independence as required by the ISB 1, and state whether the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the annual report filed with the SEC based upon such disclosure.

    23. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

    24. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

    25. Establish, review, and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

    26. Periodically perform self-assessment of Audit Committee performance.

    27. Review financial and accounting personnel succession planning within the company.

    28. Annually review policies and procedures as well as audit results associated with directors' and officers expense accounts and perquisites. Annually review a summary of director and officers' related party transactions and potential conflicts of interest.

                                    EXHIBIT A

                                       TO

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS


   Summary of NASDAQ National Market Independence and Experience Requirements


        INDEPENDENCE.  A director is not independent if the director:

- is an employee of the company or an affiliate, or former employee within three years, or an immediate family member of a current or former (within three years) executive officer;

- has received non-director compensation exceeding $60,000 during the prior year (excluding benefits under a tax-qualified retirement plan);

- is an affiliate of an entity that received payments in any of the past three years exceeding the greater of $200,000 or five percent of either the paying or receiving company's annual gross revenues; or

- is an executive of another entity and any of the company's executives serve on that entity's compensation committee.


        THREE MEMBERS. Audit Committee membership shall be set at a minimum of three, with one non-independent director also allowed, under "exceptional and limited circumstances," but the non-independent member cannot be subject to the employee, former employee (three years) or immediate family member disqualifications. Small business filers may continue to have only two members on their committee, and only a "majority" (presumably, one of two) must be independent. This is the only accommodation for NASDAQ small business issuers; there is no distinction for NASDAQ SmallCap or Bulletin Board companies as such.

        FINANCIAL LITERACY/EXPERIENCE. NASDAQ defines financial literacy as the ability to read financial statements, etc., effectively disabling the Board from making this determination. At least one member of the committee must have past employment or experience in finance or accounting.

PROXY                       EPOCH BIOSCIENCES, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
               ANNUAL MEETING OF THE STOCKHOLDERS -- MAY 24, 2001


        The undersigned hereby nominates, constitutes and appoints William G. Gerber, M.D., and Sanford S. Zweifach, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of EPOCH BIOSCIENCES, INC. which the undersigned is entitled to represent and vote at the 2001 Annual Meeting of Stockholders of the Company to be held at the offices of the Company in Bothell, Washington on May 24, 2001, at 4:00 p.m., and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

             THE DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1, 2 AND 3.

1.      ELECTION OF DIRECTORS

        [ ]  FOR                                 [ ]  WITHHOLD AUTHORITY
             all nominees listed below (except        to vote for all nominees
             as marked to the contrary below)         listed below

    Election of the following nominees as directors: Frederick B. Craves, Ph.D., William G. Gerber, M.D., Richard L. Dunning, Herbert L. Heyneker, Ph.D., Kenneth L. Melmon, M.D., Riccardo Pigliucci and Sanford S. Zweifach

            (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, PRINT THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

--------------------------------------------------------------------------------


2. AMENDMENT TO THE INCENTIVE STOCK OPTION, NONQUALIFIED STOCK OPTION AND RESTRICTED STOCK PURCHASE PLAN--1993 TO INCREASE THE NUMBER OF SHARES SUBJECT THERETO BY 1,250,000 TO A TOTAL OF 2,750,000:

                     [ ] FOR       [ ] AGAINST       [ ] ABSTAIN


3.      RATIFICATION OF KPMG LLP AS INDEPENDENT AUDITORS:

                     [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

4. IN THEIR DISCRETION, ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

        IMPORTANT--PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY

        THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NAMED ON THE REVERSE SIDE OF THIS PROXY, "FOR" THE AMENDMENT TO THE COMPANY'S INCENTIVE STOCK OPTION, NONQUALIFIED STOCK OPTION AND RESTRICTED STOCK PURCHASE PLAN - 1993 TO INCREASE THE NUMBER OF SHARES SUBJECT THERETO AND "FOR" RATIFICATION OF KPMG LLP AS INDEPENDENT AUDITORS.



                                         Date ____________________, 2001



                                         --------------------------------
                                            (Signature of stockholder)
                                         Please sign your name exactly as
                                         it appears hereon. Executors,
                                         administrators, guardians,
                                         officers of corporations and
                                         others signing in a fiduciary
                                         capacity should state their full
                                         titles as such.


      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.